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                       SUPPLEMENT DATED AUGUST 28, 1998
                             TO THE PROSPECTUS OF
               FRANKLIN TEMPLETON GLOBAL TRUST - ADVISOR CLASS
                             DATED MARCH 1, 1998

The prospectus is amended as follows:

I. On August 25, 1998, the German Government Fund liquidated its assets and distributed the proceeds to shareholders. All references to the German Government Fund in this prospectus are deleted.

II. The following paragraphs are added to the end of the section titled "What Are the Risks of Investing in the Fund? - Hard Currency Fund."

 Euro. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

 The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

 Resources has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, Advisers and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

III. The second category under "How Do I Buy Shares? - Minimum Investments" discussing minimum investments for qualified registered investment advisors, is replaced with the following:

 2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement

IV. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

V. The  section   "Keeping  Your  Account  Open,"  found  under   "Transaction
Procedures and Special Requirements," is replaced in its entirety with the following:

 Keeping Your Account Open

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series, or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.

VI. The  following   replaces  the  definitions  of  "Major   Currencies"  and
"Non-Major Currencies" under the section "Useful Terms and Definitions":

 Major Currencies - As used in this prospectus, Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, the Euro, European Currency Unit ("ECU"), French franc, German mark, Greek drachma, Irish punt, Italian lira, Japanese yen, New Zealand dollar, Norwegian krona, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.

 Non-Major Currencies - As used in this prospectus, all currencies that are not identified as Major Currencies.

              Please keep this supplement for future reference.